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                       STATEMENT OF ADDITIONAL INFORMATION

                        CAUSEWAY INTERNATIONAL VALUE FUND

 c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks,
                                    PA 19456
                            Phone No. (866) 947-7000

                                January 28, 2005
                      As supplemented on February 22, 2005

      Causeway International Value Fund (the "Fund) is a series of Causeway Capital Management Trust (the "Trust"). The Trust is a diversified, open-end, management investment company that is organized as a Delaware statutory trust. The investment objective of the Fund is to seek long-term growth of capital and income. The Fund seeks to achieve its investment objective by investing primarily in international stocks. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated January 28, 2005 (the "Prospectus"). The Prospectus has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-866-947-7000 or your financial consultant or other financial intermediary, or by writing to the Fund at c/o SEI Investments Global Funds Services (the "Administrator"), One Freedom Valley Drive, Oaks, PA 19456. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

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                               TABLE OF CONTENTS

TRUST HISTORY...................................................................     4

INVESTMENT OBJECTIVE AND POLICIES...............................................     4

   Investment Restrictions......................................................     4
   Repurchase Agreements........................................................     6
   Debt Securities..............................................................     6
   U.S. Government Securities...................................................     6
   Corporate Debt Securities....................................................     7
   Convertible Securities.......................................................     7
   Derivative Instruments.......................................................     8
   Futures and Options..........................................................     8
   Foreign Securities...........................................................    12
   Forward Foreign Currency Exchange Contracts..................................    12
   Foreign Investment Risks.....................................................    14
   Emerging Markets.............................................................    16
   Swap Agreements..............................................................    16
   Illiquid Securities..........................................................    17
   Borrowing....................................................................    19
   When-Issued and Delayed-Delivery Securities..................................    19
   Securities Lending...........................................................    19
   Real Estate Investment Trusts................................................    20
   Shares of Other Investment Companies.........................................    20
   Limited Partnerships.........................................................    20
   Short Sales Against-the-Box..................................................    20
   Corporate Loans..............................................................    20
   Initial Public Offerings.....................................................    21
   Temporary Defensive Position.................................................    21
   Disclosure of Portfolio Holdings.............................................    21

MANAGEMENT OF THE FUND..........................................................    22

   Advisory Arrangements........................................................    27
   Approval of Advisory Arrangements............................................    28
   Administration Arrangements..................................................    30
   Distribution Arrangements....................................................    31
   Shareholder Servicing Arrangements...........................................    31
   Code of Ethics...............................................................    33
   Proxy Voting Policies and Procedures.........................................    33

PURCHASE AND REDEMPTION OF SHARES...............................................    34

   Issuance of Fund Shares for Securities.......................................    36
   Redemption...................................................................    36

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
   Redemption in Kind...........................................................    37
   Redemption Fee...............................................................    37

PRICING OF SHARES...............................................................    38

   Determination of Net Asset Value.............................................    38

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................    40

   Transactions in Portfolio Securities.........................................    40

SHAREHOLDER SERVICES............................................................    43

   Investment Account...........................................................    43
   Retirement and Education Savings Plans.......................................    43
   Automatic Dividend Reinvestment Plan.........................................    43

DIVIDENDS AND TAX STATUS........................................................    44

GENERAL INFORMATION.............................................................    47

   Description of Shares........................................................    47
   Trustee and Shareholder Liability............................................    48
   Independent Registered Public Accounting Firm................................    48
   Custodian....................................................................    49
   Transfer Agent...............................................................    49
   Legal Counsel................................................................    49
   Reports to Shareholders......................................................    49
   Shareholder Inquiries........................................................    49
   Additional Information.......................................................    49
   Financial Highlights.........................................................    49
   Control Persons and Principal Holders of Securities..........................    50

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                                  TRUST HISTORY

      The Trust was organized on August 10, 2001 and is a Delaware statutory trust. The Trust is a diversified, open-end, management investment company currently consisting of one series.

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek long-term growth of capital and income. Reference is made to the discussion under "Fund Summary" and "Fund Details" in the Prospectus for information with respect to the Fund's investment objective and policies.

      Causeway Capital Management LLC (the "Investment Adviser") is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

      The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

      Except as noted, the Fund may not:

      (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

      (2) issue senior securities, except as permitted under the 1940 Act;

      (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

      (4) underwrite securities issued by others except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in the disposition of the Fund's portfolio securities;

      (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

      (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

      (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

      In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval.

      (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3).

      (iv) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      (v) The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

      With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

      Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

      A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

DEBT SECURITIES

      Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

U.S. GOVERNMENT SECURITIES

      U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

      Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

      The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

      The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria, if any, set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser's opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or different issuer. Convertible securities rank senior to

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common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Convertible securities typically pay current income, as either interest (bond convertibles) or dividends (preferred stock). While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

      A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

      To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may invest in futures contracts, purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into forward contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may (but is not obligated to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may (but is not obligated to) also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent required, the Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements, futures and options which are not fully hedged or otherwise covered to avoid leveraging of the Fund.

FUTURES AND OPTIONS

      Futures. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Futures may be based on foreign indexes.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit (or pledge) "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

      Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

      Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset

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

the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. The Fund may write a put or call option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward foreign currency exchange contracts, as discussed below, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

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      The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

      Over-the-counter-options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Risks of Futures and Options. There are several risks associated with transactions in futures and options. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

FOREIGN SECURITIES

      The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying Securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      The Fund may (but is not obligated to) use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

      The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believed may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund marks as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will be served.

      At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

      The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS

      Foreign Market Risk. Because the Fund invests in foreign securities, the Fund offers you more diversification than an investment only in the United States since prices of securities traded on foreign markets have often, though not always, moved out of correlation with prices in the United States. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

      Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

      Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

      EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and replaced the existing national currencies of all EMU participants. Securities issued in participating EU countries are now listed, traded, declaring dividends and making other payments only in euros.

      No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have adverse impacts on the Fund's investments in Europe generally or in specific countries participating in EMU.

      Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

      Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

      Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

      Dividends and interest on, and proceeds from the sale of, foreign securities the Fund holds may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

EMERGING MARKETS

      The Fund may invest up to 5% of its total assets in companies in emerging (less developed) markets. Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. The Investment Adviser determines where a company is located by referring either to its primary stock exchange listing, where it is registered or where its headquarters is located. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

SWAP AGREEMENTS

      The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The Fund will not speculate with swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount", i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

      The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, Rule 144A securities are generally not deemed illiquid if they are freely tradable in their primary market offshore. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

      The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased. Borrowing can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

      The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates. The price that the Fund is obligated to pay on the settlement day may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

      When-issued securities and delayed-delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

SECURITIES LENDING

      The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Investment Adviser to be in good standing and when, in the Investment Adviser's judgment, the income earned would justify the risks.

      Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

REAL ESTATE INVESTMENT TRUSTS

      The Fund may invest in securities of foreign issuers with a similar structure to U.S. real estate investment trusts or "REITs." Unlike corporations, REITs do not have to pay federal income tax if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

      The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

      The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

      The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

      The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for broader groups of lenders, generally referred to as "syndicates." A syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If an agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

INITIAL PUBLIC OFFERINGS

      The Fund may purchase securities in initial public offerings. Securities purchased in initial public offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

TEMPORARY DEFENSIVE POSITION

      When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes, cash and repurchase agreements.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Pursuant to applicable law, the Fund publicly discloses its complete portfolio holdings quarterly within 60 days of the end of each calendar quarter. The Fund discloses a complete list of its holdings in its semi-annual and annual reports, which are distributed to shareholders, and in publicly available quarterly holding reports on Forms N-Q and N-CSR, which are filed with the SEC and available, free of charge, on the SEC's EDGAR database at www.sec.gov. The Fund also discloses its top ten holdings as of the end of each calendar quarter on the Fund's website, www.causewayfunds.com, and in sales materials.

      Occasionally, certain third parties - including the Fund's service providers, independent rating and ranking organizations, intermediaries that distribute the Fund's shares, institutional investors and others - request information about the Fund's portfolio holdings. The Board of Trustees has approved a policy and procedures for the protection of nonpublic information, which includes a policy and procedures relating to disclosure of the Fund's portfolio holdings. The Fund's policy is to disclose portfolio holdings to third parties only where the Fund believes there is a legitimate business purpose for the information and the recipient will not use the information to engage in excessive short-term trading of Fund shares or otherwise trade on the nonpublic information.

      The Fund may provide at any time portfolio holdings information to its service providers, such as the Administrator, Custodian, Investment Adviser, pricing services, auditors, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. The Fund, through its Administrator, may disclose holdings and other related portfolio information to independent rating and ranking organizations, typically within approximately 5 business days after the end of each quarter. The Fund may disclose quarterly portfolio holdings to certain consultants and investment advisory firms which have requested them, typically by the 15th business day after quarter-end for due diligence purposes. The Fund may disclose portfolio holdings information to certain mutual fund wrap programs, generally by the 5th business day after the end of the month, to enable the programs' investment advisers to ensure that the Fund has not committed "style drift" and for other appropriate due diligence purposes, and provided that the programs are asset allocation strategies that are not excessive short-term trading strategies. The Fund also sends quarterly reports to investors who have requested them containing the Fund's holdings generally by the third week after quarter-end.

      The executive officers of the Fund authorize disclosure of the Fund's portfolio holdings. Neither the Fund nor any service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

      In addition to the foregoing, the Investment Adviser has policies and procedures designed to safeguard confidential information, including policies and procedures prohibiting the Investment Adviser's employees from communicating to third parties any material nonpublic information relating to the Fund's portfolio holdings.

                             MANAGEMENT OF THE FUND

      The Trustees oversee the actions of the Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.

      The Board has an Audit Committee and a Nominating Committee. Both are comprised of all of the Trustees of the Trust who are not interested persons of the Trust as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees") . The purposes of the Audit Committee are: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (v) to act as liaison between the Fund's independent auditors and the full Board. The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees, as needed. The Nominating Committee does not consider nominees recommended by shareholders. During the fiscal year ended September 30, 2004, the Audit Committee held three meetings and the Nominating Committee held two meetings.

      The Trustees and officers of the Trust are:

                                                                                                 Number of
                                                                                                Portfolios
                                                                                                  in the
                                           Term of                                                 Trust               Other
                        Position(s)       Office and                                              Complex          Director-ships
  Name, Address,       Held with the      Length of             Principal Occupation(s)          Overseen             Held by
 Date of Birth(1)          Trust        Time Served(2)           During Past 5 Years            by Trustee(3)       Trustee(4)
---------------------------------------------------------------------------------------------------------------------------------
   INTERESTED
   TRUSTEES

Gracie V. Fermelia       Trustee &        Since 8/01        Chief Operating Officer and               1                 None
DOB: 10/11/61            Assistant                          Member of the Investment
                         Secretary                          Adviser (since 2001);
                                                            Business Manager,
                                                            International
                                                            Department, Hotchkis
                                                            and Wiley division of
                                                            Merrill Lynch
                                                            Investment Managers,
                                                            L.P. ("MLIM") (1998 -
                                                            2001).

   INDEPENDENT
   TRUSTEES
John A. G. Gavin          Trustee          Since 9/01       Senior Counselor, Hicks, Muse,            1            Director/
DOB: 04/08/31                                               Tate & Furst (Latin America)                           Trustee, TCW
                                                            (private equity investment                             Galileo
                                                            firm) (2001 - present); Partner                        Funds, Inc.,
                                                            and Managing Director, Hicks,                          TCW
                                                            Muse, Tate & Furst (1994 -                             Convertible
                                                            2001); Chairman, Gamma Holdings                        Securities
                                                            (international consulting and                          Fund, Inc.,
                                                            investment holding company)                            Hotchkis and
                                                            (since 1968); U.S. Ambassador                          Wiley Funds
                                                            to Mexico (1981 - 1986).                               and Claxson,
                                                                                                                   S.A.
Peter G. Allen            Trustee         Since 2/04        President, Haven Partners                 1            None
DOB: 07/20/58                                               (private equity and financial
                                                            advisory firm)
                                                            (1998-present);
                                                            Chairman and Chief
                                                            Executive Officer,
                                                            ForMyCause.com
                                                            (internet company)
                                                            (2000); Managing
                                                            Director, Credit
                                                            Suisse First Boston
                                                            (investment banking
                                                            firm) 1999.
Eric H. Sussman           Trustee         Since 9/01        Tenured Lecturer, Anderson                1            None
DOB: 06/11/66                                               Graduate School of Management,
                                                            University of California, Los
                                                            Angeles (since 1995);
                                                            President, Amber Capital, Inc.
                                                            (real estate investment and
                                                            financial planning firm) (since
                                                            1993).

                                                                                                   Number of
                                                                                                  Portfolios
                                                                                                    in the
                                            Term of                                                  Trust              Other
                        Position(s)       Office and                                               Complex         Director-ships
  Name, Address,       Held with the       Length of            Principal Occupation(s)            Overseen           Held by
 Date of Birth(1)         Trust        Time Served(2)            During Past 5 Years            by Trustee(3)        Trustee(4)
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Turner Swan            President and      Since 8/01        General Counsel and Member of             N/A              N/A
11111 Santa Monica       Secretary                          the Investment Adviser
Blvd., Suite 1550,                                          (since 2001); Attorney, MLIM
Los Angeles, CA                                             (1997 - 2001).
90025
DOB: 12/16/61

Peter Golden             Treasurer        Since 9/01        Funds Accounting Director of              N/A              N/A
530 East                                                    the Administrator (since
Swedesford Road                                             2001); Vice President, Funds
Wayne, PA 19087                                             Administration, J.P. Morgan
DOB: 06/27/64                                               Chase & Co., (2000 - 2001);
                                                            Vice President, Fund & Pension
                                                            Accounting, Chase Manhattan
                                                            Bank (1997 - 2000).

Daniel B. Heyman           Chief          Since 5/04        Chief Compliance Officer of the           N/A              N/A
11111 Santa Monica      Compliance                          Investment Adviser (since May
Blvd., Suite 1550,        Officer                           2004); Associate,
Los Angeles, CA                                             PricewaterhouseCoopers LLP
90025  DOB; 8/31/78                                         (2003-2004); Staff Accountant,
                                                            Edward J. Heyman and Company,
                                                            CPA (2000-2003).

                                                                                              Number of
                                                                                             Portfolios
                                                                                               in the
                                          Term of                                               Trust            Other
                         Position(s)     Office and                                            Complex        Directorships
   Name, Address,       Held with the    Length of            Principal Occupation(s)         Overseen          Held by
  Date of Birth(1)          Trust      Time Served(2)           During Past 5 Years         by Trustee(3)      Trustee(4)
-------------------    --------------  --------------    -------------------------------    -------------    --------------
Timothy D. Barto       Vice President  Since 9/01         Vice President and Assistant          N/A               N/A
One Freedom            and Assistant                      Secretary of the Administrator
Valley Drive           Secretary                          (since December 1999);
Oaks, PA  19456                                           Associate, Dechert, Price &
DOB: 03/28/68                                             Rhoads (1997-1999).

James Ndaiye           Vice President  Since 10/04        Vice President and Assistant          N/A               N/A
One Freedom            and Assistant                      Secretary of the Administrator
Valley Drive           Secretary                          (since October 2004); General
Oaks, PA  19456                                           Counsel, Citco Mutual Fund
DOB: 9/11/68                                              Services (2003-2004); Vice
                                                          President and Assistant
                                                          Counsel, OppenheimerFunds
                                                          (1997-2001); Vice
                                                          President and Associate
                                                          Counsel, OppenheimerFunds
                                                          (2001-2003).

Philip Masterson       Vice President  Since 10/04       Vice President and Assistant           N/A               N/A
One Freedom            and Assistant                     Secretary of the Administrator
Valley Drive           Secretary                         (since October 2004); Vice
Oaks, PA  19456                                          President, Deutsche Asset
DOB: 03/12/64                                            Management (2003-2004);
                                                         Associate, Morgan, Lewis &
                                                         Bockius LLP (2000-2003);
                                                         Assistant Vice President, ING
                                                         Variable Annuities Group
                                                         (1999-2000).

(1) Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's Bylaws.

(3) The "Trust Complex" consists of all registered investment companies for which the Investment Adviser serves as investment adviser. As of the date hereof, the Trust Complex consists of one investment company.

(4) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      During the fiscal year ended September 30, 2004, fees paid to the Independent Trustees for their services as Trustees aggregated $54,000. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended September 30, 2004:

                                        PENSION OR
                                        RETIREMENT                          TOTAL COMPENSATION
                         AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL        FROM FUND
    NAME OF            COMPENSATION   AS PART OF FUND     BENEFITS UPON       COMPLEX PAID TO
    TRUSTEE              FROM FUND       EXPENSES           RETIREMENT           TRUSTEES
----------------       ------------   ----------------   ----------------   ------------------
Peter G. Allen *          $12,000          None                None                $12,000
John A.G. Gavin           $18,000          None                None                $18,000
Lisa Mazzocco **          $ 6,000          None                None                $ 6,000
Eric H. Sussman           $18,000          None                None                $18,000

* Peter G. Allen became an Independent Trustee of the Trust effective February 1, 2004.

** Lisa Mazzocco resigned from the Board of Trustees in January 2004.

      The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser.

      The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2004:

                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                     SECURITIES IN ALL REGISTERED
                                                   INVESTMENT COMPANIES OVERSEEN BY
                       DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE        SECURITIES IN THE FUNDS                 COMPANIES
Peter G. Allen                   none                            none

John A. G. Gavin              over $100,000                   over $100,000

Lisa Mazzocco             $10,001 - $50,000               $10,001 - $50,000

Eric H. Sussman               over $100,000                   over $100,000

Gracie V. Fermelia        $     1 - $10,000               $     1 - $10,000

      As of December 31, 2004, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

         The Trustees receive fees and are reimbursed for expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of the Administrator and/or SEI Investments Distribution Co. (the "Distributor") receives any compensation directly from the Trust for serving as an officer. The Administrator and/or the Distributor receive administration, fund accounting and fund servicing fees from the Fund. See "Advisory Arrangements", "Administration Arrangements" and "Distribution Arrangements" below.

      The following table lists the officers of the Trust who hold positions with affiliated persons or the principal underwriter of the Trust:

NAME                   POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
Turner Swan            Investment Adviser, General Counsel and Member
Gracie V. Fermelia     Investment Adviser, Chief Operating Officer and Member
Daniel B. Heyman       Investment Adviser, Chief Compliance Officer

ADVISORY ARRANGEMENTS

      Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and continuously reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser provides all office space, facilities, equipment and necessary personnel for management of the Fund.

      The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. Pursuant to an expense limit agreement, dated October 1, 2004, the Investment Adviser has agreed to limit the Fund's expenses to the annual rate of 1.05% and 1.30% of average daily net assets of Institutional Class and Investor Class shares, respectively, until September 30, 2005. For the fiscal year ended September 30, 2004, the Fund paid the Investment Adviser an advisory fee of $8,679,898of which $0 was waived, and for the fiscal year ended September 30, 2003, the Fund paid the Investment Adviser an advisory fee of $2,524,620, of which $299,884was waived, and for the fiscal year ended September 30, 2002, the Fund paid the Investment Adviser an advisory fee of $825,397, of which $446,527 was waived.

      Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      Organization of the Investment Adviser. The Investment Adviser is a Delaware limited liability company. Sarah H. Ketterer and Harry W. Hartford, Chief Executive Officer and President of the Investment Adviser, respectively, control the Investment Adviser through their offices and their ownership of voting securities.

      Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect through September 20, 2005 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

APPROVAL OF ADVISORY AGREEMENT

      Under Section 15(c) of the 1940 Act, the Board of Trustees is generally required to approve the Advisory Agreement annually. At each regular quarterly meeting, the Board reviews performance information concerning the Fund and the services provided by the Investment Adviser. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement.

      Information Received. At the quarterly meeting of the Board of Trustees on August 3, 2004, the Trustees of the Trust, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for one year beginning September 20, 2004. In connection with this meeting, the Trustees received and reviewed materials specifically relating to the Advisory Agreement. These materials included information prepared by the Investment Adviser regarding the Investment Adviser's overall investment management business, professional staff, any significant changes thereto, time spent by staff on Fund activities, and compensation of professional staff; the Investment Adviser's regulatory disclosure document (Form ADV Parts I and II); unaudited and audited balance sheet information; the Investment Adviser's disaster recovery procedures; information about the Investment Adviser's services to the Fund, including research, investment decision-making, trading and compliance, administrative services, shareholder services and marketing; other investment companies subadvised by the Investment Adviser; the Fund's management fee and a copy of the Advisory Agreement; the Investment Adviser's expense limit agreement; the dollar amount of management fees earned and waived; the profitability of the Investment Adviser's relationship with the Fund; comparisons of the Fund's management fee, expense ratio and performance with comparable mutual funds using data from Lipper Analytical

Services; Fund performance compared to the performance of similar funds, other accounts managed by the Investment Adviser and relevant indexes; economies of scale experienced in connection with the services provided to the Fund; brokerage and best execution; top broker-dealers used; commission amounts and rates; trade allocation; soft dollar policy and the amount of soft dollar credits generated by the Fund for research benefiting the Fund and other accounts managed by the Investment Adviser; the Fund's commission recapture program; the Investment Adviser's and Fund's compliance programs, including compliance with the Fund's Code of Ethics; proxy voting practices; benefits that accrue to the Investment Adviser through Fund management including research received from brokers, soft dollar credits and media publicity; practices regarding disclosure of Fund portfolio securities; any regulatory examinations or litigation; any shareholder complaints; and insurance coverage.

      Factors Considered. The Trustees in approving the Advisory Agreement considered a number of factors including (1) the nature, extent and quality of the services provided by the Investment Adviser to the Fund's shareholders, (2) the Fund's expenses and investment performance compared to the expenses and performance of other comparable mutual funds, (3) the profitability of the Fund to the Investment Adviser, (4) the potential for realizing and sharing with the Fund any economies of scale, and (5) "fall-out" benefits that accrue to the Investment Adviser because of its relationship with the Fund.

      First, with respect to the nature, extent and quality of the Investment Adviser's services, the Trustees considered, among other things, the Investment Adviser's personnel, experience, track record and compliance program. The Trustees received a presentation from the Investment Adviser and considered the qualifications, backgrounds and responsibilities of the Investment Adviser's personnel, as well as the level of attention given to the Fund by the investment personnel. The Trustees also reviewed the Investment Adviser's investment philosophy and processes and considered the scope of the Investment Adviser's services. The Trustees concluded that the quality of the Investment Adviser's services was excellent given their extent and nature.

      Second, with respect to the Fund's expenses and performance, the Trustees considered the fees and performance of the Fund in comparison to the fees charged to and performance of other mutual funds similar in size and investment objective to the Fund, or "peer group." The Trustees compared the Fund's advisory fee and total expense ratio to the median and average advisory fee and total expense ratio of the peer group and found them to be reasonable and appropriate under the facts and circumstances. The Trustees reviewed the Fund's performance relative to its peer group and an appropriate index and concluded that the performance of the Fund over the past year and since its inception was well above average compared to its peer group.

      Third, the Trustees took into consideration the Fund's profitability to the Investment Adviser and the methodology used to calculate profitability. The Trustees considered, among other things, the Investment Adviser's cost of services, including compensation to the Investment Adviser's personnel, indirect costs and overhead in connection with its services to the Fund. The Trustees determined that the methodology and the profitability were reasonable.

      Fourth, the Trustees considered the extent to which economies of scale would be realized as the Fund continued to grow and decided to monitor the Fund's profitability to the Investment Adviser for the time when the Fund is realizing economies of scale that could be shared with Fund shareholders.

      Fifth, the Trustees considered the "fall-out" benefits that accrued to the Investment Adviser as a result of its relationship with the Fund, such as favorable publicity for the Investment Adviser and the ability of the Investment Adviser to obtain research services.

      In its deliberation, the Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based upon their review, the Trustees, including all of the Independent Trustees, concluded that the compensation under the Advisory Agreement is fair and reasonable in light of the scope and quality of the Investment Adviser's services and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, and that renewal of the Advisory Agreement is in the best interest of the Fund and its shareholders.

ADMINISTRATION ARRANGEMENTS

      The Administrator is a Delaware statutory trust and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Advisors' Inner Circle Fund II, Armada Funds, The Armada Advantage Funds, Bishop Street Funds, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, HighMark Funds, Johnson Family Funds, The MDL Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, Turner Funds and The Japan Funds.

      The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including portfolio accounting, regulatory reporting and all necessary office space, equipment, personnel and facilities for such services. For these administrative services, the Trust pays the Administrator the following fees, calculated based on the aggregate average daily net assets of the Trust: 0.15% of the assets up to but not exceeding $250 million; 0.125% of the assets exceeding $250 million but not exceeding $500 million; 0.10% of the assets exceeding $500 million but not exceeding $1 billion; and 0.07% of the assets exceeding $1 billion. The Administrator's fee is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence as of the date of the Administration Agreement. For the fiscal years ended September 30, 2004, 2003 and 2002, the Trust paid the Administrator administration fees of 1,213,605, $455,598, and $193,860, respectively.

      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 90 days' prior written notice to the other party.

DISTRIBUTION ARRANGEMENTS

      The Distributor, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor does not receive compensation for distribution of shares of the Fund.

      Unless earlier terminated as described below, the Distribution Agreement will remain in effect through September 20, 2005 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party, or upon assignment by the Distributor.

SHAREHOLDER SERVICING ARRANGEMENTS

      The Trust has adopted a Shareholder Services Plan for the Investor Class shares (the "Services Plan") pursuant to which the Distributor is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include the Investment Adviser, that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund (through the Distributor) at a maximum annual rate of up to 0.25% of the average daily net asset value of shares of the Fund serviced by the Service Provider. The Distributor may waive its fees under the Services Plan at any time.

      The servicing agreement adopted under the Services Plan (the "Servicing Agreement") requires the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreement for the beneficial or record owners of shares of the Fund.

      As authorized by the Services Plan, the Distributor may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider has agreed to provide certain shareholder support services in connection with shares of the Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to shares beneficially owned by shareholders; (x) processing dividend payments from the Fund on behalf of shareholders; and (xi) providing such other similar services as the Fund may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

      In addition to the Distributor's payments under the Services Plan, the Investment Adviser may make payments out of its own resources to Service Providers for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, and annual asset-based charges of up to 0.15% of the average daily net asset value of shares of the Fund serviced by the Service Provider. The following Service Providers are parties to agreements entitling them to receive payments from the Distributor under the Services Plan and/or the Investment Adviser from its own resources:

      J.P. Morgan/American Century Retirement Plan Services, Inc.
      American Stock Transfer & Trust Company
      Bear, Stearns & Co. Inc.
      Charles Schwab & Co., Inc.
      CIBC Oppenheimer
      Circle Trust Company
      Fidelity Brokerage Services LLC / National Financial Services LLC First Trust Corporation
      Great-West Retirement Services/GWFS Equities, Inc.
      Howard Johnson & Company

      Mellon HR Solutions LLC
      MetLife Securities, Inc. / FASCorp
      Mercer HR Outsourcing LLC
      Mid-Atlantic Capital Corp
      MSCS Financial Services, L.L.C.
      National Investor Services Corp.
      Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation Prudential Investment Management Services LLC / Prudential
       Investments LLC
      Salomon Smith Barney Inc.
      SunGard Institutional Brokerage, Inc.
      United of Omaha Life Insurance Company
      The Vanguard Group, Inc.
      Wells Fargo Bank, N.A.

CODE OF ETHICS

      The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of the officers, Trustees and employees of the Investment Adviser with access to investment information ("access persons") and, as described below, imposes additional restrictions on Fund investment personnel.

      The Code of Ethics requires that access persons who are employees of the Investment Adviser preclear any personal securities investments, with limited exceptions, such as mutual funds (excluding the Fund and any subadvised funds), high-quality short-term securities and direct obligations of the U.S. government. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. No access person may purchase or sell any security that at the time is being purchased or sold, or to the knowledge of the access person is being considered for purchase or sale, by the Fund. Further, investment personnel are restricted from investing in initial public offerings and in securities which the Fund is trading, and are prohibited from profiting on short-term trading in securities. All employees are prohibited from trading in a security while in possession of material nonpublic information and from engaging in transactions intended to manipulate the market. The Board has also approved a Code of Ethics under Rule 17j-1 separately covering the Distributor with similar restrictions.

PROXY VOTING POLICIES AND PROCEDURES

      The Investment Adviser votes the proxies of companies owned by the Fund. The Investment Adviser votes proxies solely in the best interests of the Fund and its shareholders in accordance with its Proxy Voting Policies and Procedures. The Investment Adviser votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. The Investment Adviser recognizes that a company's management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management's positions. Under its guidelines, the Investment Adviser generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management's slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. The Investment Adviser generally votes with management on social issues because it believes management is responsible for handling them. The Investment Adviser generally votes against anti-takeover mechanisms and attempts to classify boards of directors or eliminate cumulative voting. The Investment Adviser votes other matters - including equity-based compensation plans - on a case-by-case basis.

      The Investment Adviser's interests may conflict with the Fund on certain proxy votes where the Investment Adviser might have a significant business or personal relationship with the company or its officers. The Investment Adviser's Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, the Investment Adviser may obtain instructions or consent from the Trustees on voting or will vote in accordance with a "for" or "against" or "with management" guideline if one applies. If no such guideline applies, the Investment Adviser will follow the recommendation of an independent third party such as Institutional Shareholder Services.

      Non-U.S. proxies may involve a number of problems that restrict or prevent the Investment Adviser's ability to vote. As a result, the Fund's non-U.S. proxies will be voted on a best efforts basis only. In addition, the Investment Adviser will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the Fund's custodian in sufficient time to cast the vote. This is only a summary of the Investment Adviser's Proxy Voting Policies and Procedures.

      Information regarding how the Fund voted proxies of companies owned by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-947-7000 and (2) on the Commission's website at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

      Reference is made to "Investing in the Fund - How to Purchase, Sell and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

      The Fund issues two classes of shares: Investor Class and Institutional Class. Each Investor Class and Institutional Class share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that

Investor Class shares bear the expenses of ongoing shareholder services fees. The shareholder services fees that are imposed on Investor Class shares are imposed directly against Investor Class shares and not against all assets of the Fund, and, accordingly such charges do not affect the net asset value of Institutional Class shares. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that shareholder services fees in relation to Investor Class shares are borne exclusively by that class.

      The Fund offers its shares at a public offering price equal to the next determined net asset value per share. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase or redemption order by DST Systems Inc., P.O. Box 219085, Kansas City, Missouri 64121-7159 (the "Transfer Agent"). Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange ("NYSE") is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

      The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Commission by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

      The Fund may participate in fund shareholder services or "supermarket" arrangements. In such arrangements a program is made available by a broker or other financial intermediary (a "sponsor") that allows investors to purchase and redeem shares of the Fund through the sponsor. In connection with these arrangements, the Fund will authorize the sponsor to accept on its behalf purchase and redemption orders. In turn, the sponsor is authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized sponsor or, if applicable, a sponsor's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized sponsor or the sponsor's authorized designee. In addition, a sponsor or its designee may charge transaction fees on the purchase or sale of Fund shares.

      Purchase orders received prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), which includes orders received after the determination of net asset value on the previous day, will receive the current business day's net asset value. Purchase orders received after the close of regular trading on the NYSE will be processed using the next trading day's price.

ISSUANCE OF FUND SHARES FOR SECURITIES

      Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION

      A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the address of record on the Transfer Agent's register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

      A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from you account, call the Transfer Agent at (866) 947-7000. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed with the last 30 days or share certificates have been issued on the account.

      Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      Shareholders may experience difficulty in conducting telephonic redemptions during times of drastic economic or market changes. In the event shareholders are unable to redeem shares via telephone they should try other available methods of redemption, such as mail.

      For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 5 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

      Selected securities dealers and other financial intermediaries have the responsibility of submitting repurchase requests to the Fund prior to the close of regular trading on the NYSE in order to obtain that day's closing price. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.

REDEMPTION IN KIND

      If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

REDEMPTION FEE

      The Fund imposes a 2.00% redemption fee on the original value of shares redeemed less than 90 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), or shares redeemed through designated systematic withdrawal plans. The redemption fee will not apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, these intermediaries may agree to impose a redemption fee on their customers if feasible or to impose other appropriate restrictions on excessive short-term trading. Where a financial intermediary has agreed to impose a redemption fee, however, the Fund may subsequently waive the intermediary's obligation to impose the redemption fee on a particular investor where it is determined that the investor is a mutual fund wrap or other advisory program that is an asset allocation strategy that is not an excessive short-term trading strategy.

      In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the original price of the shares as of the date of acquisition.

                                PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

      The purchase and redemption price of shares is the net asset value ("NAV") of each share. The Fund's securities are valued by the Fund's Administrator pursuant to valuations provided by independent pricing services (generally, last reported sale prices). Fund securities listed on a securities exchange (except NASDAQ) for which market quotations are available are valued at the last reported sale price on each Business Day (defined as days on which the NYSE is open for business) or, if there is no such reported sale, at the last reported bid price). For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on a foreign exchange are valued at the last quoted sale price and translated into U.S. dollars at the currency exchange rate quoted at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing services rely primarily on prices of actual market transactions and trader quotations. The pricing services may also use matrix systems to determine valuations for fixed income securities. These systems consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

      If there is no readily ascertainable market value for a security or the Fund thinks a market price is unreliable, the Fund's Fair Value Committee will make a good faith determination of the "fair value" of the security under policies and procedures adopted by the Board of Trustees. The Board of Trustees has approved the use of a third-party fair valuation vendor for equity securities that are traded primarily on non-U.S. exchanges. The vendor will provide a fair value for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Trust will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds established by the Trust's Fair Value Committee.

      The Fund will own securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares. It is possible that market timers or "arbitrageurs" may buy or sell Fund shares in short-term trades to seek to profit from predicted price movements in foreign markets not yet reflected in the Fund's NAV. Such trades may adversely affect existing shareholders.

      Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security determined by this method is higher or lower than the price the Fund would receive if it sold the security.

      NAV of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Distributor, are accrued daily.

      The per share NAV of Investor Class shares generally will be lower than the per share NAV of Institutional Class shares, reflecting the daily expense accruals of the shareholder services fees applicable to Investor Class shares. It is expected, however, that the per share NAV of the two classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

      Portfolio securities, including ADRs, EDRs or Global Depositary Receipts ("GDRs"), that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last sale price or, lacking any sales, at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

      Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's NAV.

      Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is normally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

      Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Trust's policy is that the Investment Adviser shall seek to obtain the best available price in the best available market so that the Trust's total cost or proceeds is the most favorable under the circumstances, taking into account the size and nature of an order, the difficulty of execution and the full range and quality of a broker-dealer's services, including among other things:

    - Execution capability,

    - Research services,

    - Responsiveness,

    - Level of commission rates charged,

    - Ability to negotiate commissions,

    - Ability to obtain volume discounts,

    - Financial soundness,

    - Back office processing capabilities, and

    - Participation in client directed brokerage programs.

      The Investment Adviser is not required to adhere to any rigid formulas in selecting broker-dealers, but will weigh a combination of the preceding criteria. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for the Fund and the Investment Adviser's other clients.

      The Investment Adviser may consider research services provided by broker-dealers as a factor in their selection. The Investment Adviser may effect securities transactions that cause the Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser's overall responsibilities to the Fund and other accounts for which it exercises investment discretion.

      To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts and corporate management personnel. Research services furnished by broker-dealers may be used in servicing all the Investment Adviser's accounts and not all such services may be used in connection with the Fund or any other particular account of the Investment Adviser which paid commissions to the broker-dealer providing such services.

      The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

      Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S.

dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Fund's portfolio strategies.

      The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transaction is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, the Fund will not deal with affiliated persons in connection with such transactions. See "Investment Objective and Policies - Investment Restrictions."

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser when one or more clients of the Investment Adviser are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid aggregate brokerage commissions in the amount of $1,107,096, $564,380 and $369,297, respectively.

      For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid $374,446, $123,743, and $76,958 respectively, in brokerage commissions to the Distributor, which acts as an introducing broker in the Fund's directed brokerage program. For the fiscal year ended September 30, 2004, commissions paid to the Distributor accounted for 9.5% of the Fund's aggregate brokerage commissions paid. For the fiscal year ended September 30, 2004, 4.2% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through the Distributor. The difference in the percentage of brokerage commissions paid to and the percentage of transactions effected through the Distributor is primarily because the Fund does not effect program trades through the directed brokerage program. Portions of commissions paid to the Distributor generated through the directed brokerage program are credited to pay Fund expenses for the benefit of shareholders.

      For the fiscal year ended September 30, 2004, the Fund directed $323,775,091 in transactions to brokers in part because of research services provided and paid $506,518 in commissions on such transactions.

      As of September 30, 2004 the Fund's aggregate holdings of its regular brokers or dealers were:

       NAME OF BROKER           TYPE OF SECURITY HELD              VALUE (000)
----------------------------    ---------------------              -----------
ABN AMRO Holding N.V.                   Equity                       $22,335
Credit Suisse Group                     Equity                       $22,878
Royal Bank of Scotland Group            Equity                       $32,531

                              SHAREHOLDER SERVICES

      The fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

RETIREMENT AND EDUCATION SAVINGS PLANS

      The minimum initial purchase to establish retirement and education savings plan accounts is $3,000. Dividends received in retirement plans are exempt from federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and Coverdell Educational Savings Accounts. Investors considering participation in any retirement or savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Shareholders may, at any time, by written notice to their selected securities dealer, or other financial intermediary if their account is maintained with an intermediary, or by written notice or by telephone (866) 947-7000 to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or net capital gains paid on shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, if a dividend on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such dividend in cash, but it will automatically be reinvested in additional Fund shares). These instructions will take effect ten days after the receipt by the Transfer Agent of such notice. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

                            DIVIDENDS AND TAX STATUS

      The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification for that treatment exempts the Fund (but not its shareholders) from paying federal income tax on income and capital gains it distributes to its shareholders, and permits distributions of net capital gain (i.e., the excess of net long-term capital gain over net long-term capital loss) to be treated as long-term capital gains of the shareholders, regardless of how long the shareholders have held their shares in the Fund. Any distributions the Fund makes of net capital gain it recognizes on sales or exchanges of capital assets through the end of its last taxable year beginning before January 1, 2009, will be subject to a 15% maximum federal income tax rate for individual shareholders. Although the part of the dividends a regulated investment company pays that is attributable to its "qualified dividend income" (essentially, dividends received from most domestic corporations and certain foreign corporations) generally also is subject to that rate for individual shareholders through 2008, and the part of those dividends attributable to dividends from domestic corporations is eligible for the dividends-received deduction available to corporate shareholders, it is not expected that the Fund will receive a significant amount of those dividends.

      Failure by the Fund to qualify for treatment as a regulated investment company would result in all of its income being subject to federal income tax at corporate rates. In addition, the shareholders would treat all Fund distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is qualified dividend income would be taxable at the 15% maximum rate). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

      Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities or foreign currencies, be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (2) the Fund diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order to be able to deduct distributions to its shareholders, the Fund must distribute to them at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) earned in each year.

      It is the Fund's intention to distribute substantially all of its net investment income and net realized capital gains, if any, annually. The per share dividends on Investor Class shares will be lower than the per share dividends on Institutional Class shares as a result of the shareholder services fees applicable to the Investor Class shares. See "Pricing of Shares - Determination of Net Asset Value." Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

      Upon a redemption or exchange of shares of the Fund, a shareholder will realize short-term or long-term capital gain or loss, depending upon the shareholder's holding period for the Fund's shares. However, if a shareholder's holding period for his or her shares is six months or less, any capital loss realized from a redemption or exchange of such shares must be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through the end of 2008 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. Any loss realized on a redemption of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares).

      The Fund is required to pay a non-deductible 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year periods. The Fund intends to continue to meet these distribution requirements to avoid excise tax liability. If the NAV of a shareholder's Fund shares are reduced, by reason of a distribution of realized capital gains, below the shareholder's cost, such distribution nevertheless would be taxable to the shareholder, and a sale of these shares at that time would result in a capital loss for federal income tax purposes.

      Some futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests may be subject to section 1256 of the Code (collectively "section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the excise tax mentioned above.

      Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of foreign currencies or debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition are also treated as ordinary gain or loss. These gains or losses ("Section 988" gains or losses) increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the cost of currency conversion.

      Offsetting positions the Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles"

(i.e., a straddle of which at least one, but not all, positions are section 1256 contracts). Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

      When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

      If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      The foregoing is an abbreviated summary of the federal income tax consequences of any investment in the Fund. It is based on the applicable provisions of the Internal Revenue Code and Treasury regulations presently in effect which are subject to change by legislative or administrative action, and any such change may be prospective or retroactive. Fund dividends may also be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state or local taxes.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

      The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a fund proportionately equal to the interest of each other share, except that the Investor Class shares are subject to shareholder services fees. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable. Upon a fund's liquidation, all shareholders would share pro rata in the net assets of the fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares.

      The Trust or the Fund may be terminated if approved by the Trustees pursuant to written notice to shareholders or by the approval of the holders of a majority of the Trust's (or the Fund's) outstanding shares, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. If not so terminated, the Trust will continue indefinitely.

TRUSTEE AND SHAREHOLDER LIABILITY

      The Declaration of Trust provides that the Trustees will not be liable for any act, omission or obligation of the Trust or any Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

      Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held liable for the Trust's obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations or where the other party was held not to be bound by the disclaimer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

      The Bank of New York, One Wall Street, New York, NY 10286, acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Trust, the Custodian is authorized to establish and maintain one or more securities accounts and cash accounts for the Fund and to cause foreign securities owned by the Trust to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

      DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under an agency agreement with the Trust. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

      Kirkpatrick & Lockhart Nicholson Graham LLP, Four Embarcadero Center, 10th Floor, San Francisco, CA 94111, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made.

FINANCIAL HIGHLIGHTS

      The audited financial statements of the Fund and the report of PricewaterhouseCoopers LLP thereon are incorporated herein by reference to the Fund's annual report to shareholders for the fiscal year ended September 30, 2004. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of January 3, 2005, the officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of each class of the Fund.

      As of January 3, 2005, the following persons owned of record 5% or more of a class of the outstanding voting securities of the Fund:

                                                                                     Percentage of
Name and Address                                        Class Owned                  Class Owned
----------------                                        -----------                  -----------
Charles Schwab & Co. Inc                                Investor Class               25.52%
Special Custody Account for the
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                         Investor Class               48.70%
FBO Exclusive Benefit of Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty Street
One World Financial Center
New York NY 10281-1003

Prudential Investment Management Services Custodian     Institutional Class          17.20%
Benefit of Fund Clients
194 Wood Ave. South
Iselin, NJ 08830-2710

Charles Schwab & Co. Inc                                Institutional Class          14.56%
Special Custody Account for the
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                         Institutional Class          6.22%
Benefit of Customers
200 Liberty Street
One World Financial Center
New York, NY 10281-1003